Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Motorsport Games Inc. (the “Company”) for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Dmitry Kozko, Chief Executive Officer and Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2022	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)